SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.   20549


                          FORM 8K/A
                 Current Report Pursuant to
                   Section 13 or 15(d) of
             the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 1,
                            1996


                       AGTsports, INC.
     (Exact Name of Issuer as specified in its charter)


Colorado____                ___0-21914___         ___84-
1022287__
(State or other                 (Commission       (IRS
Employer File
jurisdiction of                       File No.)
Number)
incorporation)


              6890 South Tucson Way, Suite 202
                 Englewood, Colorado  80112_
      (Address of principal executive offices zip code)


                       (303)  792-5000
    (Registrant's telephone number, including area code)



                           FORM 8K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
                of the Securities Act of 1934

Item 1.  Changes in Control of Registrant.
Not Applicable

Item 2.  Acquisition or Disposition of Assets.
Not Applicable

Item .  Bankruptcy or Receivership.
Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
The Registrant has engaged the accounting firm of Davis & Co., CPAs, P.C. to act as its accounting firm. The firm of
T. Alan Walls, CPA, P.C. has resigned as of February 1995. The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Registrant. There are no disagreements with Mr. Walls or his firm. A copy of Mr. Walls' resignation letter is attached hereto. In February of 1995, Mr. Walls notified us his firm had become a creditor of American Consolidated Growth Corporation, and affiliate Company, and must resign as the accounting firm of AGTsports, Inc.

Item 5.  Other Events
Not Applicable

Item 6.  Resignation of Registrant's Directors.
Not Applicable

Item 7.  Financial Statements, Pro Forma Financial
Information
     and Exhibits.
Not Applicable

Item 8.  Change in Fiscal Year.
Not Applicable





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     AGTsports, Inc.
                                     By:     /s/  T. Alan
Walls
                                        T. Alan Walls
                                        President

Dated:  March 1, 1996


                  T. Alan Walls, CPA, P.C.
                 Certified Public Accountant
                        P.O. Box 1502
               Johnson City, Tennessee  37605
                  Telephone (615) 434-2220
                  Facsimile (615) 434-0031


March 1, 1996



Securities and Exchange Commission
Judiciary Plaza
450 - 5th Street, NW
Washington, D.C.  20549


RE:     AGTsports, Inc.
           Commission File No.:  0-21914


Gentlemen:

I have read Item 4 of AGTsports, Inc. Form 8-K/A dated March
1, 1996 and am in agreement with the statements contained in
Item 4.

Sincerely,


/s/ T. Alan Walls
T. Alan Walls, CPA, P.C.








                           Member:
     American Institute of Certified Public Accountants
      Tennessee Society of Certified Public Accountants